FEDERATED AMERICAN LEADERS FUND, INC.
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class K Shares
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Supplement to the Prospectuses dated May 31, 2004

Under the section entitled "Who Manages the Fund?" please delete the biography of Steven J. Lehman in its entirety and add the following biographical information:

William Dierker
Senior Vice President
Senior Portfolio Manager

William Dierker has been a portfolio manager of the Fund since October 2004. Mr. Dierker joined Federated in September 2004 as a Senior Portfolio Manager/Senior Vice President of the Fund's adviser. Mr. Dierker was a Senior Portfolio Manager and Managing Director of the value equity team at Banc One Investment Advisers from April 2003 to September 2004. He served as an Investment Officer with Nationwide Insurance Enterprise from March 1998 through September 1999; as Vice President, Equity Securities with Nationwide from September 1999 to January 2002; and as Vice President/Portfolio Manager with Gartmore Global Investments, a subsidiary of Nationwide, from January 2002 to April 2003. Mr. Dierker is a Chartered Financial Analyst. He received his B.S.B.A. in accounting from Xavier University.

Kevin R. McClosky and John L. Nichol remain as Portfolio Managers.







Federated Securities Corp., Distributor

Cusip 313914103
Cusip 313914202
Cusip 313914301
Cusip 313914400
Cusip 313914509

31306 (10/04)

                                                                October 14, 2004